Taxes	12 Months Ended
Dec. 31, 2014
Taxes

Note 13

Taxes

The components of income before (provision) benefit for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2014	2013	2012
Domestic	$12,992	$28,833	$9,316
Foreign	2,278	444	581

Total	$15,270	$29,277	$9,897

The components of the provision (benefit) for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2014	2013	2012
Current
Federal	$2,657	$(197)	$223
Foreign	81	(59)	(45)
State and Local	668	201	114

Total	3,406	(55)	292

Deferred
Federal	(51)	5,060	(559)
Foreign	(9)	8	10
State and Local	(32)	717	(403)

Total	(92)	5,785	(952)

Total income tax provision (benefit)	$3,314	$5,730	$(660)

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	2.7	2.1	(1.9)
Affordable housing credit	(1.0)	(0.6)	(1.9)
Employee benefits including ESOP dividend	(0.7)	(0.4)	(1.1)
Disposition of Omnitel Interest	(5.9)	–	–
Noncontrolling interests	(5.0)	(14.3)	(33.7)
Other, net	(3.4)	(2.2)	(3.1)

Effective income tax rate	21.7%	19.6%	(6.7)%

The effective income tax rate for 2014 was 21.7% compared to 19.6% for 2013. The increase in the effective income tax rate was primarily due to additional income taxes on the incremental income from the Wireless Transaction completed on February 21, 2014 and was partially offset by the utilization of certain tax credits in connection with the Omnitel Transaction in 2014 and the effective income tax rate impact of lower income before income taxes due to severance, pension and benefit charges recorded in 2014 compared to severance, pension and benefit credits recorded in 2013. The decrease in the provision for income taxes was primarily due to lower income before income taxes due to severance, pension and benefit charges recorded in 2014 compared to severance, pension and benefit credits recorded in 2013.

The effective income tax rate for 2013 was 19.6% compared to (6.7)% for 2012. The increase in the effective income tax rate and provision for income taxes was primarily due to higher income before income taxes as a result of severance, pension and benefit credits recorded during 2013 compared to lower income before income taxes as a result of severance, pension and benefit charges as well as early debt redemption costs recorded during 2012.

The amounts of cash taxes paid are as follows:

	(dollars in millions)
Years Ended December 31,	2014	2013	2012
Income taxes, net of amounts refunded	$4,093	$422	$351
Employment taxes	1,290	1,282	1,308
Property and other taxes	1,797	2,082	1,727

Total	$7,180	$3,786	$3,386

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. The presentation of significant components of deferred tax assets and liabilities is updated to reflect the Wireless Transaction. Significant components of deferred tax assets and liabilities are as follows:

	(dollars in millions)
At December 31,	2014	2013
Employee benefits	$13,350	$10,413
Tax loss and credit carry forwards	2,255	2,912
Other – assets	2,247	1,783

	17,852	15,108
Valuation allowances	(1,841)	(1,685)

Deferred tax assets	16,011	13,423

Spectrum and other intangible amortization	28,283	18,280
Depreciation	23,423	18,913
Other – liabilities	5,754	4,315

Deferred tax liabilities	57,460	41,508

Net deferred tax liability	$41,449	$28,085

At December 31, 2014, undistributed earnings of our foreign subsidiaries indefinitely invested outside the United States amounted to approximately $1.3 billion. The majority of Verizon’s cash flow is generated from domestic operations and we are not dependent on foreign cash or earnings to meet our funding requirements, nor do we intend to repatriate these undistributed foreign earnings to fund U.S. operations. Furthermore, a portion of these undistributed earnings represent amounts that legally must be kept in reserve in accordance with certain foreign jurisdictional requirements and are unavailable for distribution or repatriation. As a result, we have not provided U.S. deferred taxes on these undistributed earnings because we intend that they will remain indefinitely reinvested outside of the United States and therefore unavailable for use in funding U.S. operations. Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practicable.

At December 31, 2014, we had net after-tax loss and credit carry forwards for income tax purposes of approximately $2.3 billion. Of these net after-tax loss and credit carry forwards, approximately $1.8 billion will expire between 2015 and 2034 and approximately $0.5 billion may be carried forward indefinitely.

During 2014, the valuation allowance increased approximately $0.2 billion. The balance of the valuation allowance at December 31, 2014 and the 2014 activity is primarily related to state and foreign tax losses.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

	(dollars in millions)
	2014	2013	2012
Balance at January 1,	$2,130	$2,943	$3,078
Additions based on tax positions related to the current year	80	116	131
Additions for tax positions of prior years	627	250	92
Reductions for tax positions of prior years	(278)	(801)	(415)
Settlements	(239)	(210)	100
Lapses of statutes of limitations	(497)	(168)	(43)

Balance at December 31,	$1,823	$2,130	$2,943

Included in the total unrecognized tax benefits at December 31, 2014, 2013 and 2012 is $1.3 billion, $1.4 billion and $2.1 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after-tax benefits related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2014	$92
2013	33
2012	82

The after-tax accruals for the payment of interest and penalties in the consolidated balance sheets are as follows:

At December 31,	(dollars in millions)
2014	$169
2013	274

The decrease in unrecognized tax benefits was primarily due to the resolution of issues with the Internal Revenue Service (IRS) involving tax years 2007 through 2009, and was partially offset by an increase in unrecognized tax benefits related to the Wireless Transaction. The uncertain tax benefits related to the Wireless Transaction concern pre-acquisition tax controversies and are the subject of an indemnity from Vodafone for which a corresponding indemnity asset has been established.

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. As a large taxpayer, we are under audit by the IRS and multiple state and foreign jurisdictions for various open tax years. The IRS is currently examining the Company’s U.S. income tax returns for tax years 2010-2012 and Cellco Partnership’s U.S. income tax returns for tax years 2012-2013. Significant tax controversies are ongoing in Massachusetts for tax years as early as 2001. The amount of the liability for unrecognized tax benefits will change in the next twelve months due to the expiration of the statute of limitations in various jurisdictions and it is reasonably possible that various current tax examinations will conclude or require reevaluations of the Company’s tax positions during this period. An estimate of the range of the possible change cannot be made until these tax matters are further developed or resolved.